SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 30, 2005
LAYNE CHRISTENSEN COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	33-48432	48-0920712

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205
(Address of Principal Executive Offices)

(913) 362-0510
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF$ 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On August 30, 2005, Layne Christensen Company (“Layne”), Layne Merger Sub 1, Inc. (“Merger Sub”) (Merger Sub being a wholly-owned subsidiary of Layne), Reynolds, Inc. (“Reynolds”) and certain stockholders of Reynolds, entered into a definitive merger agreement, pursuant to which Merger Sub will merge with and into Reynolds, with Reynolds surviving as a wholly-owned subsidiary of Layne. In connection with consummation of the merger transaction, the shareholders of Reynolds will receive the following consideration at the indicated times:
(a)	At the closing of the merger, the shareholders of Reynolds will receive (i) $60 million in cash (subject to a working capital adjustment), and (ii) 2,222,222 shares of Layne restricted common stock, and
(b)	A contingent earn-out payment based upon the EBITDA performance of the acquired operations during the thirty-six (36) full calendar months following the closing of the merger (and calculated pursuant to a formula set forth in the merger agreement) with a maximum earn-out payment of $15 million. The earn-out payment is payable following the thirty-six (36) month measurement period, as follows: (i) 60% of the earn-out payment will be paid in cash, and (ii) 40% of the earn-out payment will be paid by the issuance of shares of Layne common stock (or a lesser amount of stock, and correspondingly more cash, to the extent the stock issuance requires stockholder approval under the NASDAQ rules and the stockholders of Layne do not approve the stock issuance).
     This transaction is contingent upon the satisfaction of closing conditions stated in the merger agreement, including the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Closing will occur as soon as practicable after these conditions are met.
SECTION 2 – FINANCIAL INFORMATION
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     IN ACCORDANCE WITH GENERAL INSTRUCTION B.2 OF FORM 8-K, THE INFORMATION CONTAINED IN THIS CURRENT REPORT, INCLUDING THE EXHIBIT ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.
     On August 31, 2005, Layne Christensen Company issued a press release reporting earnings and other financial results for its second quarter ended July 31, 2005. A copy of the Press Release is attached as Exhibit 99.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits.
99	Press Release issued by Layne Christensen Company, dated August 31, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAYNE CHRISTENSEN COMPANY
Date: August 31, 2005	By	/s/ A. B. Schmitt

Name: Andrew B. Schmitt Title: President and Chief Executive Officer
INDEX TO EXHIBITS

Exhibit Number	Description

99	Press Release issued by Layne Christensen Company, dated August 31, 2005.